SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  April 21, 1994


                           RJR NABISCO HOLDINGS CORP.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                    1-10215                13-3490602
- ----------------------------   ------------------------   -------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
       or Incorporation)                                  Identification No.)


                               RJR NABISCO, INC.
                               -----------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                    1-6388                 56-0950247
- ----------------------------   ------------------------   -------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
       or Incorporation)                                  Identification No.)


1301 Avenue of the Americas, New York, NY                         10019
- -----------------------------------------------------------------------------
(Address of Principal Executive Offices of the Registrants)       (Zip Code)



Registrants' telephone number, including area code 212-258-5600

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Item 5. Other Events.

            On April 21, 1994, the Registrants issued a press release reporting RJR Nabisco Holdings Corp.'s 1994 first quarter results, a copy of which is filed as Exhibit 20 hereto and incorporated by reference herein.


Item 7.  Financial Statements and Exhibits

            (c)  Exhibits

                 20.  Press release dated April 21, 1994

                                   SIGNATURES



            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.






                                     RJR NABISCO HOLDINGS CORP.
                                     RJR NABISCO, INC.
                                     (Registrants)



                                     By:  /s/John Delucca
                                        ----------------------
                                          Senior Vice President
                                          and Treasurer




Dated:      April 25, 1994

                                 EXHIBIT INDEX



Exhibit No. 20                  Press Release of Registrants
                                dated April 21, 1994